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                                                                   Exhibit 10.64
                                AMENDMENT NO. 10
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                          PEERLESS SYSTEMS CORPORATION

                          EFFECTIVE AS OF JULY 31, 2003

      This Amendment No. 10 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement") is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

      WHEREAS, the purpose of this Amendment to the Agreement is to remove the requirement of including the *.

      NOW, THEREFORE, the parties agree as follows:

1. Paragraph 9.1.1 (" Minimum Bundling Requirements For Japanese Typefaces") of EXHIBIT O ("Royalty Payments And Other Fees") of the Agreement is hereby deleted and replaced in its entirety with the following:

      9.1.1 Minimum Bundling Requirements for Japanese Typefaces.

                                        *


IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 10 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officer.

Adobe                                   Peerless

ADOBE SYSTEMS INCORPORATED              PEERLESS SYSTEMS CORPORATION

By: /s/ Jim Stephens                    By: /s/ William R. Neil
   ------------------------                ----------------------------------
Print                                   Print
Name:  Jim Stephens                     Name:   William R. Neil

Title:   SVP Worldwide Sales and        Title:  Vice President of Finance and
         Field Operations                       Chief Financial Officer

Date:    7/28/03                        Date:   July 14, 2003


Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the information subject to the confidentiality request. Omissions are designated by an asterisk (*). A complete version of this document has been filed separately with the Securities and Exchange Commission.